Exhibit 99.1

February 2019 Investor Presentation

This document contains, and future oral and written statements of QCR Holdings (the “Company”) and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “predict,” “suggest,” “appear,” “plan,” “intend,” “estimate,” “annualize,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local, state, national and international economies; (ii) the economic impact of any future terrorist threats and attacks, and the response of the United States to any such threats and attacks; (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (iv) changes in interest rates and prepayment rates of the Company’s assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of the acquisition and the possibility that the transaction costs may be greater than anticipated; (viii) the loss of key executives or employees; (ix) changes in consumer spending; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission (the “SEC”). FORWARD-LOOKING STATEMENTS These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, the Company has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. For more details on the Company’s non-GAAP measures, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. NON-GAAP FINANCIAL MEASURES PRELIMINARY RESULTS AS OF AND FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 2018 These slides contain the Company’s preliminary results as of and for the three months and year ended December 31, 2018. The Company has not filed its Annual Report on Form 10-K for the year ended December 31, 2018. As a result, all financial results as of and for the three months and year ended December 31, 2018 described herein should be considered preliminary, and are subject to change to reflect any changes resulting from the completion of normal year-end closing and review procedures. Furthermore, the Company’s independent registered public accounting firm has not completed its audit of the results for these periods. The Company’s actual results may differ materially from these estimates due to the completion of financial closing procedures, final adjustments and other developments that may arise between the date of these slides and the time the Company files its Annual Report on Form 10-K.

Presenters Source: S&P Global Market Intelligence and Company documents. EVP & CLO of QCRH; President & CEO of CRB&T since 2001; will assume the role of CEO of QCRH in May 2019 38 years in banking and financial services Co-founder and President and CEO of QCRH since 1993 40+ years in banking and financial services Began career with KPMG Peat Marwick Joined QCRH as EVP & CFO in 2000; named COO in 2008 and will become President in May 2019 32 years in banking and financial services Began career with KPMG Peat Marwick Douglas M. Hultquist Co-Founder, President & CEO Todd A. Gipple EVP, COO & CFO Larry J. Helling EVP & Chief Lending Officer Prior experience with Firstar Bank and Omaha National Bank Effective May 23, 2019, Larry J. Helling will become Chief Executive Officer of the Company and Todd A. Gipple will become President, in addition to his current roles of Chief Operating Officer and Chief Financial Officer

Corporate Overview

QCR Holdings will be ranked in the top quartile ROAA of peer firms by 2020 and continue to reward shareholders and employees while strengthening our communities The mission of QCR Holdings is to make our clients’ financial dreams a reality OUR MISSION OUR VISION OUR VALUES – LIVED AND EXPECTED OF ALL AT QCR Collaboration Achievement Personal Responsibility Innovation Fulfillment QCR Holdings’ MISSION, VISION AND VALUES

Corporate Overview Assets: $4.9 Billion Loans: $3.7 Billion Deposits: $4.0 Billion Wealth Management: $4.3 Billion $2.7 Billion in Trust Accounts $1.6 Billion in Brokerage Accounts / RIA 27 Branches/Offices QCR Holdings (NASDAQ: QCRH) – Founded in 1993 Shares Outstanding: 15.7 Million Ownership (as of 9/30/18): Institutional & Mutual Funds 60% Insiders & Benefit Plans 11% Headquartered in Moline, IL and operating five locally managed and governed charters in three states, supported by a centralized operational team Lines of Business: Full-service commercial and consumer banking Correspondent banking Commercial lease financing Trust and wealth management services Source: S&P Global Market Intelligence and Company documents. Data as of December 31, 2018 unless otherwise noted.

$4.9B Assets $3.7B Loans $4.0B Deposits $4.3B AUM Local charters provide a competitive advantage Strong, centralized risk management function Efficient centralized group operations Strong credit and asset quality Consistent adjusted net income growth High touch service approach Serving attractive Midwest markets Significant expansion opportunities a relationship driven organization.® Data as of December 31, 2018.

THE VALUE OF SEPARATE CHARTERS Source: FDIC deposit market share data as provided by S&P Global (as of 6/30/18). Our five distinct, yet similar, operating charters enable us to customize client solutions by market Managed and governed by local veteran bankers and boards with strong community ties and expertise High touch service delivered by knowledgeable professionals Strong community involvement with high employee participation Local decisions and solutions Local autonomy has led to favorable relative performance metrics Loan growth Credit and asset quality Deposit growth Focus on growing deposit market share #1 deposit share in two markets Within top 10 deposit share in five markets Ample opportunities to expand products and services across footprint Specialty lending & leasing Correspondent banking Wealth management

UNIQUE AND DIVERSIFIED PRODUCTS AND SERVICES QCR Holdings Business Lines Trust administration Brokerage accounts and asset management Financial planning 12/31 AUM: $4.3B Competitive deposit products Bank stock loans Safekeeping and cash management services 190 correspondent banking relationships Commercial & retail banking services Treasury management & depository products Small ticket lease financing (m2 Lease Funds) Fee-Based Businesses Commercial Banking Correspondent Banking Wealth Management 2018 Net Interest Income: $142.4mm 77% of Total 2018 Revenue 2018 Noninterest Income: $41.5mm 23% of Total 2018 Revenue Commercial loan fixed-floating rate swaps SBA & USDA secondary market sales 2018 swap & loan sale income: $11.2M Swaps / Loan Sales Source: Company documents. Data as of or for the twelve month period ended December 31, 2018.

ATTRACTIVE MARKETS OF OPERATION Source: S&P Global Market Intelligence and Company documents. Deposit data as of 6/30/18. Davenport-Moline-Rock Island, IA-IL Cedar Rapids, IA Des Moines-West Des Moines, IA Springfield, MO Rockford, IL Waterloo-Cedar Falls, IA International headquarters for Deere & Company Ranked 18th in the nation for high-tech job growth (2010 – 2011) Top 10 Advanced Manufacturing Community International headquarters for Collins Aerospace Top 10 Best Places for Starting a Small Business (2015) Top 100 Places to Live (Livability 2016) Ranked #1 Best City for the Middle Class (2016) 81 insurance companies are headquartered in Des Moines (2017) Ranked in the Top Ten Places to Live in the U.S. (2017) Illinois’ third largest city Top 40 “Best Mid-Sized Cities for Manufacturing Jobs” (2015) Voted “Best Midwest City for Sports Venues” Top 5 Best Cities to start a business Top 20 Magnets for Young Adults O’Reilly Auto Parts and Bass Pro Shops headquarters First Gigabit city in Iowa and one of eight in the U.S. Cost of living us 8% below the national average Waterloo named a 2015 All-Star Community by the Iowa League of Cities Deposit Market Share #1 in the Quad Cities MSA #1 in Cedar Rapids, IA MSA Top 10 market position in 5 of 6 of our markets Top 15 position in all of our markets Total Market MSA Mkt Rank Deposits ($M) Share (%) Davenport-Moline-Rock Island, IA-IL 1 1,284 15.6 Cedar Rapids, IA 1 971 16.4 Des Moines-West Des Moines, IA 8 596 3.2 Springfield, MO 7 439 4.4 Rockford, IL 8 376 6.1 Waterloo-Cedar Falls, IA 11 110 3.1

Ongoing emphasis on gains on sale of USDA and SBA loans, and fee income on Swaps, as a more significant and consistent component of core revenue STRATEGIES TO CONTINUE TO DRIVE SHAREHOLDER VALUE Loan & Lease Growth Grow Core Deposits Fee Income Grow Wealth Management Manage Noninterest Exp Maintain Asset Quality Be an Acquirer Continue strong organic loan and lease growth to maintain loans and leases to total assets ratio in the range of 73-78% (75% as of 12/31/18) Maintain focus on growing core deposits to maintain reliance on wholesale funding at less than 15% of assets (30% as of 12/31/14, now 13.8% as of 12/31/18) Grow wealth management net income by 10% annually Carefully manage growth in noninterest expenses Maintain asset quality metrics at better than peer levels Participate as an acquirer in the consolidation taking place in our industry to further boost profitability, improve efficiency, and increase EPS Source: Company documents.

MARKET OPPORTUNITIES AND ACQUISITION STRATEGY Source: S&P Global Market Intelligence. (1) Target area includes top 25 MSAs throughout these states excluding Chicago, Minneapolis, St. Louis, Kansas City and Omaha MSAs. Excludes mutual institutions. Fragmented markets and ongoing consolidation creates opportunity Almost 1,100 community banks are headquartered in the four-state region 64% are between $100 million and $1.0 billion in assets(1) Approximately 240 community banks are headquartered in top MSA targets(1) Over 60% are between $100 million and $1.0 billion in assets Targets based on rigorous evaluation standards Cultural and strategic fit Strengthens competitive position Drives market share gains Enhances shareholder value Separate charter autonomy attractive to acquisition candidates MISSOURI ILLINOIS IOWA WISCONSIN Institutions in Targeted Markets with $100M - $1.0 Billion in Assets(1) 42 potential targets 19 potential targets 38 potential targets 51 potential targets

Financial Highlights

A CONSISTENT TRACK RECORD OF ASSET GROWTH Total Consolidated Assets $ in billions CAGR Since 2013: 15.6% Asset growth has been driven by a combination of organic growth and strategic acquisitions Source: S&P Global Market Intelligence and Company documents. Recent Acquisitions (Assets at acquisition date ($ Millions)): 2013: Community National Bancorporation ($288) 2016: Community State Bank ($582) 2017: Guaranty Bankshares, Ltd. ($260) 2018: Springfield Bancshares, Inc. ($576) $2.4 $2.5 $2.6 $3.3 $4.0 $4.9 2013 2014 2015 2016 2017 2018

DEPOSIT GROWTH DRIVEN BY CORE DEPOSITS $ in billions CAGR Since 2013: 19.3% Core Deposits(1) Represent Approximately 93% of Total Deposits as of 12/31/18 Organic deposit growth CAGR has been 11.5% since 2013 Source: S&P Global Market Intelligence and Company documents. (1) Core deposits are defined as total deposits less brokered deposits. $0.5 $0.5 $0.6 $0.8 $0.8 $0.8 $0.7 $0.8 $0.9 $1.4 $1.9 $2.2 $0.3 $0.3 $0.3 $0.4 $0.5 $0.7 $0.1 $0.1 $0.1 $0.1 $0.1 $0.3 $1.6 $1.7 $1.9 $2.7 $3.3 $4.0 2013 2014 2015 2016 2017 2018 Noninterest-bearing Deposits Interest-bearing Deposits Time Deposits Brokered Deposits

COST OF DEPOSITS OVER TIME Historical Cost of Deposits Source: S&P Global Market Intelligence and Company documents. Note: Deposit beta defined as the change in the cost of interest bearing deposits over the change in the Fed Funds rate. 9.3% Quarterly Deposit Beta: 23.8% 42.4% 9.2% 10.9% 43.1% 84.6% 55.1% QCRH Cumulative Deposit Beta: 53% 73.4% Peer Group #2 Cumulative Deposit Beta(2): 33% Peer Group #1 Cumulative Deposit Beta(1): 46% Includes major exchange traded banks and thrifts nationwide with MRQ total assets between $1B - $10B and have deposits / branch greater than $100M. Includes major exchange traded banks and thrifts nationwide with MRQ total assets between $1B - $10B and with commercial loans greater than 70% of their total loan portfolio. QCRH Cumulative Deposit Beta: 53% 0.75% 1.00% 1.25% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 0.28% 0.33% 0.42% 0.49% 0.52% 0.60% 0.78% 0.91% 1.06% 0.41% 0.47% 0.57% 0.66% 0.69% 0.80% 1.01% 1.15% 1.33% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Fed Funds Rate QCRH Cost of Total Deposits QCRH Cost of IB Deposits

LOAN GROWTH DRIVEN BY COMMERCIAL LENDING $ in billions(2) Organic loan growth CAGR has been 12.6% since 2013 CAGR Since 2013: 20.7% Commercial Loans(1) Represent Approximately 89% of the Loan Portfolio as of 12/31/18 Source: S&P Global Market Intelligence and Company documents. Includes Commercial & Industrial, Commercial RE and Direct Financing Leases. Loan composition excludes deferred loan/lease origination costs, net of fees. $0.4 $0.5 $0.6 $0.8 $1.1 $1.4 $0.7 $0.7 $0.7 $1.1 $1.3 $1.8 $0.1 $0.2 $0.2 $0.2 $0.2 $0.1 $0.1 $0.2 $0.2 $0.2 $0.3 $0.3 $0.1 $0.1 $0.1 $0.1 $0.1 $0.1 $1.5 $1.6 $1.8 $2.4 $3.0 $3.7 2013 2014 2015 2016 2017 2018 Commercial & Industrial Commercial RE Direct Fin. Leases Residential RE Consumer & Other

ASSET QUALITY $27.9 million Classified Loans & NPAs / Assets as of 12/31/2018 Nonperforming Assets Composition as of 12/31/2018 $ in millions Management remains focused on maintaining excellent asset quality and resolving problem assets Source: S&P Global Market Intelligence and Company documents. 51.0% 33.6% 13.1% 2.3% Nonaccrual Loans/Leases - 51.0% Other Real Estate Owned & Repossessed Assets - 33.6% Troubled Debt Restructures - Accruing - 13.1% Accruing Loans/Leases 90+ Days PD - 2.3% 1.41% 1.28% 1.31% 0.74% 0.82% 0.81% 0.87% 2012 2013 2014 2015 2016 2017 YTD 9/30/18 Classified Loans NPA's / Assets (%) $43.5 $35.7 $28.0 $49.0 $43.7 $28.6 1.28% 1.31% 0.74% 0.82% 0.81% 0.56% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2013 2014 2015 2016 2017 2018 Classified Loans NPA's / Assets (%)

Source: S&P Global Market Intelligence and Company documents. Note: Proxy Peers per QCRH Proxy Statement, filed on 4/13/18. Proxy peers financial data as of 9/30/18. STRONG CREDIT CULTURE SUPPORTED BY HIGH LEVELS OF RESERVES Reserves / Loans (%) Reserves / NPLs (%) 2018Q3 reserve level factoring in remaining discount: 1.57%(1) Page 53 of 10-Q Reserve level factoring in remaining discount: CDI: 3440076 Trups: 2576825 1841385 $0.7 $10.1 $8.1 $11.6 Amount of remaining loan discount ($MM): (1) (1) 223% 145% 184% 215% 169% 139% 143% 143% 0% 80% 160% 240% 320% 2015 2016 2017 2018 QCRH Proxy Peers 1.45% 1.28% 1.16% 1.07% 1.14% 1.04% 1.04% 1.04% 0.00% 0.45% 0.90% 1.35% 1.80% 2015 2016 2017 2018 QCRH Proxy Peers

Predictable and diversified fee income streams complement net interest income STRONG REVENUE GROWTH AND ATTRACTIVE MIX $ in millions CAGR Since 2013: 15.1% Key Components of Fee Income: Wealth Management ($4.3 billion in assets under administration as of 12/31/18) Correspondent banking (190 relationships as of 12/31/18) SBA & USDA guaranteed loan sales Swap fee income 25.5% Y-o-Y Revenue Growth: Source: S&P Global Market Intelligence and Company documents. 71% 76% 76% 75% 79% 77% 29% 24% 24% 25% 21% 23% $90.9 $90.4 $100.7 $125.6 $146.5 $183.9 2013 2014 2015 2016 2017 2018 Net Interest Income Noninterest Income

CONSISTENT IMPROVEMENT IN SHAREHOLDER RETURNS Net Income(1) $ in millions Adj. EPS(2) Adj. Net Income CAGR Since 2013: 36.3% 29.7% 27.7% Source: Company documents. Adjusted net income to common shareholders (non-GAAP) – see appendix slide 47 for reconciliation of GAAP net income to adjusted net income. Adjusted earnings per diluted share (non-GAAP) – see appendix slide 47 for reconciliation of GAAP EPS to adjusted EPS. Y-o-Y Adj. Net Income Growth: $9.9 $13.8 $20.9 $29.4 $36.3 $46.4 $1.75 $1.72 $1.99 $2.31 $2.66 $3.08 0 1 2 3 4 5 6 7 8 -2.0 3.0 8.0 13.0 18.0 23.0 28.0 33.0 38.0 43.0 48.0 2013 2014 2015 2016 2017 2018

HISTORICAL PROFITABILITY METRICS Source: S&P Global Market Intelligence and Company documents. Non-GAAP – see appendix slide 47 for reconciliation. Adjusted NIM excludes accretable yield (non-GAAP) – see appendix slide 46 for reconciliation of GAAP NIM to adjusted NIM. Non-GAAP – see appendix slide 46 for reconciliation. Tax Equivalent Net Interest Margin (%)(2) Efficiency Ratio (%)(3) Adjusted ROAA (%)(1) 72.0% 72.6% 72.7% 64.9% 66.5% 64.8% 40.0% 55.0% 70.0% 85.0% 2013 2014 2015 2016 2017 2018 0.56% 0.61% 0.82% 1.03% 1.03% 1.06% 0.00% 0.50% 1.00% 1.50% 2013 2014 2015 2016 2017 2018 2.98% 3.12% 3.36% 3.61% 3.63% 3.48% 3.03% 3.15% 3.37% 3.75% 3.78% 3.62% 2.00% 2.80% 3.60% 4.40% 2013 2014 2015 2016 2017 2018 QCRH Adj. NIM QCRH NIM (TEY)

More than $4.0 million of USDA and SBA loan sale gains & swap income >10% annual growth in wealth mgmt. income 73% - 78% of total assets Less than 15% of funding Greater than 3.65% Greater than 1.10% Less than 0.25% annually Less than 0.75% of total assets Qcrh FINANCIAL TARGETS Loans / Assets Wholesale Funding NIM (Tax Equivalent) Adjusted ROAA Net Charge-offs 12/31/2018 75% Stable within target range 13.8% at 12/31/18 3.62% 2018 impacted by tax reform, deposit costs 0.21% Consistently better than target level Balance Sheet Income Statement Asset Quality 1.06% Fee Income Streams $11.2MM in 2018 2018 wealth mgmt. income growth of ~21.5% NPAs / Assets 0.56% ~$13.6MM decrease Q-o-Q Source: S&P Global Market Intelligence and Company documents. Grow wealth management income by more than 10% annually

Appendix

Source: S&P Global Market Intelligence and Company documents. Non-GAAP – see appendix slide 48 for reconciliation. Non-GAAP – see appendix slide 47 for reconciliation. 2018 data represents Company estimates, which are subject to change with the finalization of the regulatory filings. HISTORICAL FINANCIALS ($ in millions) Years Ended December 31, Nine Months Ended September 30, 2012 2013 2014 2015 2016 2017 2017 2018 Interest income $ 77.4 $ 81.9 $ 86.0 $ 90.0 $ 106.5 $ 135.5 $ 97.6 $ 130.2 Interest expense 19.7 17.8 16.9 13.7 12.0 19.5 13.4 27.4 Net interest income 57.6 64.1 69.1 76.3 94.5 116.1 84.3 102.8 Provision for loan/lease losses 4.4 5.9 6.8 6.9 7.5 8.5 6.2 11.1 Non-interest income 19.0 26.8 21.3 24.4 31.0 30.5 20.8 26.3 Non-interest expense (1) 54.6 65.5 65.6 73.2 81.5 97.4 66.1 82.7 Income tax expense 4.5 4.6 3.0 3.7 8.9 4.9 6.9 5.5 Net income attributable to QCR Holdings common stockholders 9.1 11.8 13.9 16.9 27.7 35.7 25.8 29.8 Core net income attributable to QCR Holdings common stockholders (2) 9.1 11.8 13.8 20.9 29.4 36.3 26.4 31.9 PER COMMON SHARE DATA EPS 1.85 2.08 1.72 1.61 2.17 2.61 1.91 2.02 Core EPS (2) 1.85 2.08 1.72 1.99 2.31 2.66 1.96 2.16 Cash dividends declared 0.08 0.08 0.08 0.08 0.16 0.20 0.15 0.18 Dollars in Millions Year Ended, 2014 2015 2016 2017 2018 Balance Sheet: Total Assets 2,525 2,593 3,302 3,983 4,950 Total Loans 1,630 1,798 2,405 2,964 3,733 Deposits 1,680 1,881 2,669 3,267 3,977 Tangible Common Equity (1) 139 221 264 316 378 Profitability: Net Income as Reported 15.0 16.9 27.7 35.7 43.1 Adjusted ROAA (2) 0.61% 0.82% 1.03% 1.03% 1.06% Net Interest Margin (TEY) 3.15 3.37 3.75 3.78 3.62 Efficiency Ratio 72.55 72.71 64.90 66.48 64.77 Asset Quality: NPAs / Total Assets 1.31% 0.74% 0.82% 0.81% 0.56% NPAs / Loans + OREO 2.01 1.06 1.12 1.08 0.75 Reserves / Total Loans 1.42 1.45 1.28 1.16 1.07 NCOs / Average Loans 0.34 0.22 0.14 0.19 0.21 Capital Ratios: Tang. Common Equity / Total Assets (1) 5.52% 8.55% 8.04% 8.01% 7.78% Leverage Ratio (3) 7.62 9.75 9.10 8.98 8.76 Tier 1 Capital Ratio (3) 9.52 11.88 10.46 10.14 9.78 Total Capital Ratio (3) 10.91 13.11 11.56 11.15 10.72

Source: S&P Global Market Intelligence and Company documents.. capital ratios The following illustrates the pro forma impact of the $65 million subordinated debt raise completed on February 12, 2019 on the Company’s consolidated capital ratios 8.0% 9.0% 9.1% 10.1% 11.2% 7.8% 8.9% 8.9% 9.8% 10.9% 7.8% 8.8% 8.9% 9.8% 12.4% TCE / TA Tier 1 Leverage CET1 Tier 1 Capital Total Capital 12/31/17 9/30/18 Pro Forma 9/30/18 (1)

Risk Management & Internal Audit Credit Policy Deposit / Loan Ops Finance ALM / Treasury IT / Security Legal / Reg. Compliance DECENTRALIZED STRUCTURE WITH CENTRALIZED Risk functions Local Lending with Central Policy-Making Multi-charter strategy allows for the retention of local relationship officers and loan decision making authority Centralized credit policy-making ensures corporate best practices and maintains the global asset quality of our loan portfolio Overlapping members of credit committees formalizes our institution-wide approach to credit Centralized Risk Oversight Holding company board Risk Oversight Committee sets organization-wide risk framework which is then applied by the local bank-level boards

MISSOURI ILLINOIS IOWA WISCONSIN HISTORY OF EXPANDING INTO ATTRACTIVE MARKETS 1993 QCR Holdings founded by Michael A. Bauer and Douglas M. Hultquist - $14 million IPO 1994 Quad City Bank & Trust (De Novo) 2005 Rockford Bank & Trust (De Novo) Quad City Bank & Trust acquires m2 Lease Funds, LLC 2001 Cedar Rapids Bank & Trust (De Novo) 2013 Community National Bank acquisition 2016 Community State Bank acquisition 2017 Guaranty Bank & Trust acquisition 2018 Springfield Bancshares, Inc. merger Bates Companies acquisition 3 Bank Locations $0.1B Deposits #11 Market Share 5 Bank Locations $1.0B Deposits #1 Market Share 2 Bank Locations $0.4B Deposits #8 Market Share 5 Bank Locations $1.3B Deposits #1 Market Share 10 Bank Locations $0.6B Deposits #8 Market Share 1 Bank Locations $0.4B Deposits #7 Market Share 1 Locations $0.2B Assets Source: FDIC deposit market share data as provided by S&P Global (as of 6/30/18).

QUAD CITY BANK & TRUST John H. Anderson, President & CEO Assets: $1.58 Billion (as of 9/30/18) Population: 382,013 Market Deposits: $8.2 Billion Ranked 1st with 15.61% market share and over $1,283 Million in deposits in Davenport-Moline-Rock Island MSA Finalist 2013 and 2014 – Quad Cities Best Place to Work Finalist 2015 ABA Volunteer Finalist Award Finalist 2015 Be Healthy QC Award Major Employers Rock Island Arsenal Deere & Company Genesis Health System HNI Corporation / The Hon Company / Allsteel UnityPoint Health - Trinity Tyson Fresh Meats Arconic (formerly Alcoa) Kraft-Heinz 3M Excelon Hy-Vee Quad Cities Highlights International Headquarters for Deere & Company The Rock Island Arsenal is the largest government-owned military weapons manufacturing arsenal in the United States Arconic (formerly Alcoa) (Quad Cities) is the world’s premier aerospace supply plant – the hub of Alcoa’s $3B aerospace business. Announced $1B, multi-year contract with Airbus in Nov 2016 Kraft-Heinz constructed $203MM state-of-the-art production facility in northwest Davenport Material Control Systems (MATCON) completed a new $10MM logistics facility and added 150 new jobs Ranked 16th in the nation for high-tech job growth Ranked as a Top 50 Military Friendly Community Top 5 Defense Community Top 10 Advanced Manufacturing Community Ranked #1 Minor-League Sports Market in the Nation for 2015 Top 10 Community for Raising a Family (2010) 2nd Best Riverfront along the Mississippi River What They’re Saying About the Quad Cities Quad City Chamber: December 2017 “The Quad Cities offers unparalleled access to major Midwestern and global markets, making it a prime location for logistics, distribution and warehousing companies. With over 37 million people living within a 300 mile radius, businesses have easy and efficient access to a strong network of suppliers and customers. The region is a manufacturing, technology, and logistics hub that offers big-city amenities plus a low cost of living, high-quality schools, short commute times, and a technically skilled labor pool.” Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

DEPOSIT MARKET SHARE - Quad City Bank & Trust Institution Name Offices in MSA Deposits* Market Share 1. Quad City Bank & Trust 5 1,283.8 15.61% 2. Wells Fargo & Co. 12 1,280.6 15.58% 3. Blackhawk Bancorp. Inc. 17 964.4 11.73% 4. U.S. Bancorp 11 653.3 7.95% 5. Triumph Bancorp Inc. 10 478.9 5.82% 6. Orion Bancorp. Inc. 8 383.0 4.66% 7. First Midwest Bancorp Inc. 5 352.5 4.29% 8. AmBank Holdings Inc. 6 250.9 3.05% 9. Central Banc Inc. 3 240.2 2.92% 10. Modern Woodmen of America 1 223.7 2.72% * Millions of dollars, as of 6/30/18, Davenport-Moline-Rock Island, IA-IL, MSA Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

CEDAR RAPIDS BANK & TRUST Larry J. Helling, President & CEO Assets: $1.35 Billion* (as of 9/30/18) Population: 273,208 Market Deposits: $5.9 Billion Ranked 1st with 16.43% market share and over $970 million in deposits in Cedar Rapids MSA 2018 Top Workplace in Iowa 2018 Best of the Corridor in Bank segment by Corridor Business Journal 2014 & 2015 Finalist – Coolest Place to Work in Cedar Rapids Top 3 - 2016 Corridor Business Journal Worksite Wellness Award Top 200 Healthiest Banks in America (Deposit Accounts 2016) Major Employers Collins Aerospace Transamerica Unity Point Health – St. Luke’s Mercy Medical Center Whirlpool Corporation Kirkwood Community College Nordstrom Direct Pearson MCI Quaker Food and Snacks General Mills Cedar Rapids Community Schools Archer Daniels Midland Ranked #15 Most Popular Cities in America to Relocate to (2018) International Headquarters for Collins Aerospace Downtown Revitalization – Double Tree by Hilton Cedar Rapids Convention Complex $144MM, 2 year project resulted in 100,000 sq/ft convention center and 267 room Double Tree Hotel CRST International constructed 11-story, 113,000 sq/ft, $37MM world headquarters building in downtown, completed in 2016 Other downtown projects: PCI Medical Mall, Mercy Cancer Center, Kingston Commons Condominiums, Public Library, City Hall, Fire Station Top 10 Best Affordable Places to Live (2016) Top 10 Best Places for Starting a Small Business (2015) Ranked 6th Healthiest Bank in Iowa by DepositAccounts.com The largest corn-processing city in the world The second largest producer of wind energy in the United States Top 100 Places to Live (Livability 2016) Top 10 Most Liveable Medium-Sized Cities (2015) Ranked #1 in the Best Cities for Children (SmartAsset 2015) Cedar Rapids Metro Economic Alliance: December 2017 “Cedar Rapids is the second largest city in Iowa and is considered an economic hub of the state, located in the core of the Interstate 380 Technology Corridor. Relatively low cost of living expenses and high income levels give residents 10% more purchasing power than other Iowans and 13% more than the average U.S. resident. Look at a U.S. map and you will see that Cedar Rapids is close to the center. That center puts Cedar Rapids within a day’s truck drive of more than 72 million consumers.” Cedar Rapids Highlights What They’re Saying About Cedar Rapids * Includes the assets of Community Bank & Trust and Guaranty Bank & Trust effective 10/1/17 Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

DEPOSIT MARKET SHARE - Cedar Rapids Bank & Trust Institution Name Offices in MSA Deposits* Market Share 1. Cedar Rapids Bank & Trust 5 970.5 16.43% 2. U.S. Bancorp 9 788.9 13.35% 3. Wells Fargo & Co. 9 693.5 11.74% 4. Neighbor Insurance Agency Inc. 9 619.4 10.48% 5. Hills Bancorp. 7 438.4 7.42% 6. BTC Financial Corp. 3 262.2 4.44% 7. Dunn Investment Co. 5 201.8 3.42% 8. Country Bancorp. 5 148.7 2.52% 9. NXT Bancorp. Inc. 3 145.1 2.46% 10. Fidelity Ban Corp. 3 134.0 2.27% * Millions of dollars, as of 6/30/18, Cedar Rapids, IA, MSA Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

ROCKFORD BANK & TRUST Thomas D. Budd, President & CEO Assets: $484 Million (as of 9/30/18) Population: 336,116 Market Deposits: $6.2 Billion Ranked 8th with 6.1% market share and $376 Million in deposits in Rockford MSA Major Employers Rockford Public School District Swedish American Health Systems Chrysler (Belvidere Assembly Plant) Mercy Health System Hamilton Sundstrand Wal-Mart Stores OSF St. Anthony Medical Center Winnebago County Woodward, Inc. UPS Top 15 “Best Places to Move to in the U.S. (Before They Get Too Crowded)” Mercy Health System constructing a $485 million ‘destination’ medical center scheduled to open in 2019 AAR (largest aircraft maintenance company in North America, and third largest in the world) opened a new $41 million facility at Chicago Rockford Airport generating jobs for 500 people Rock Valley College partnering with St. Anthony College of Nursing to build a $32MM Health Science Center – opened August 2017 Fiat Chrysler Belvidere plant to invest $350 million to retool for Jeep Cherokee production generating new jobs for 300 people OSF St. Anthony Medical Center constructed $85 million expansion of Rockford campus opened in April 2018 Logistical Operations Hub – Current home to large-scale UPS and Con-way Freight, recent ground breaking for FedEx facility generating 150 new jobs Downtown revitalization – 160 room, $87.5 million hotel and convention center developed by Gorman & Co. set to open in 2020 Riverfront sports complex, $25 million, 115,000 sq/ft one of the largest in the Midwest; opened 2016 Illinois’ third largest city Voted “Best Midwest City for Sports Venues” (Sports Illustrated) Top 40 “Best Mid-Sized Cities for Manufacturing Jobs” Rockford Area Economic Development Council: December 2017 “Rockford, as part of the greater Chicago region, is part of the third largest multi-modal system in the world and largest in the United States. From the Rockford area, businesses can reach 80% of U.S. households within a 24-hour truck drive. The Rockford Region is within a one hour drive of O’Hare International Airport, one of three truly global airports in the U.S.”. Rockford Highlights What They’re Saying About Rockford Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

DEPOSIT MARKET SHARE – Rockford Bank & Trust Institution Name Offices in MSA Deposits* Market Share 1. Midland States Bancorp Inc.** 19 1,087.5 17.68% 2. JPMorgan Chase & Co. 6 702.7 11.42% 3. Associated Banc-Corp 6 669.1 10.88% 4. Bank of Montreal 11 595.4 9.68% 5. Heartland Financial USA Inc. 4 481.4 7.83% 6. Blackhawk Bancorp Inc. 5 415.1 6.75% 7. Foresight Financial Group Inc. 8 391.8 6.37% 8. Rockford Bank & Trust 2 376.2 6.12% 9. PNC Financial Services Group, Inc. 6 338.7 5.51% 10. U.S. Bancorp 6 238.4 3.88% *Millions of dollars, as of 6/30/18, Rockford-IL, MSA ** Formerly known as Alpine Bank & Trust. Midland States Bancorp acquired Alpine effective 2/28/18 Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

COMMUNITY BANK & TRUST

COMMUNITY BANK & TRUST
A Division of Cedar Rapids Bank & Trust

Stacey J. Bentley, President & CEO

Deposits: $110 Million (as of 6/30/18)

Population: 169,983

Market Deposits: $3.6 Billion

Ranked 11th with 3.1% market share and over $110 Million in deposits in Waterloo-Cedar Falls MSA

2016 Employer of Choice – Courier Communications

Major Employers

John Deere
Hy-Vee Foods Store
Wheaton Franciscan Healthcare
The VGM Group
Tyson Fresh Meats
Allen Memorial Hospital
University of Northern Iowa
Target Regional Distribution Center
Area Education Agency 267
Omega Cabinetry Ltd.
CBE Companies, Inc.
Bertch Cabinets

Waterloo/Cedar Falls Highlights

John Deere investing $40MM in its tractor testing labs, adding 62,000 sq/ft of additional space

John Deere completed $150MM modernization of John Deere Foundry – total investment by Deere in Waterloo in the last decade equals $1B

ConAgra Foods announced in 2015 a $50MM expansion of the plant located in the Waterloo Midport Industrial Park

The city of Waterloo in 2016 approved for $12MM in funding for the Techworks Campus Reinvestment District. The District projects a capital investment of $74.1MM to include a John Deere training center and hotel

VGM announced the expansion of their Waterloo campus, which includes approx. $20MM in capital investment and the potential for 200 new jobs

First Gigabit city in Iowa

Cost of living is 8% below the national average

Waterloo named a 2015 All-Star Community by the Iowa League of Cities

Showcase 166 room, $43 million Courtyard by Marriott opened Dec 2017 in former John Deere Tractor Works building in downtown Waterloo

What They're Saying About Waterloo-Cedar Falls

Greater Cedar Valley Chamber of Commerce: December 2017

"The Cedar Valley Economy - Strong and Growing! The strong and growing Cedar Valley economy contains the right conditions for business and career success. Current economic growth and it's demand for quality talent is benefiting manufacturing, business services, retail, housing, education, healthcare, and other enterprises that contribute to the vitality of the region. In recent years, the Cedar Valley region boasts the second-highest percentage increase in GDP gain in Iowa."

Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

36

DEPOSIT MARKET SHARE – Community Bank & Trust * Millions of dollars, as of 6/30/18, Waterloo-Cedar Falls-IA, MSA Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18. Institution Name Offices in MSA Deposits* Market Share 1. FSB Financial Services Inc. 8 702.8 19.61% 2. Lincoln Bancorp 5 411.4 11.48% 3. U.S. Bancorp 6 352.1 9.82% 4. First of Waverly Corp. 5 318.1 8.88% 5. PSB Corp. 5 274.5 7.66% 6. Wells Fargo & Co. 3 236.3 6.59% 7. GNB Bancorp. 3 182.8 5.10% 8. Regions Financial Corp. 3 178.2 4.97% 9. Rigler Investment Co. 4 137.5 3.84% 10. Fidelity Ban Corp. 3 123.3 3.44% 11. Community Bank & Trust 3 110.2 3.07%

COMMUNITY STATE BANK Kurt A. Gibson, President & CEO Assets: $735 Million (as of 9/30/18) Population: 662,646 Des Moines/West Des Moines MSA Market Deposits: $18.7 Billion Ranked 8th with 3.2% market share and over $596 Million in deposits in Des Moines – West Des Moines MSA 2017, Third Place: Best Bank in Ankeny (Des Moines Register) 2017, Second Place: Best Financial Advisors in Ankeny (Des Moines Register) Major Employers (Des Moines & Ankeny) Hy-Vee Food Corporation Mercy Medical Center UnityPoint Health Principal Financial Group Nationwide John Deere Companies DuPont Pioneer Pella Corporation Kum & Go Meredith Corporation Tones Spices/ACH Foods Wellmark Bluecross Blue Shield Ankeny Highlights Population: 64,060 Median Household Income: $89,153 Cost of Living Index (US =100): 96.1 Median Home Value: $212,100 Households: 24,248 Median Age: 35 From 2016 to 2017 Ankeny was the fourth-fastest growing city in the U.S. More people are moving to Ankeny than any other community in Iowa. Ankeny’s population has approximately doubled in 16 years. Ranked 9th Best Small City in America (2015) (WalletHub) Retail sales in Ankeny have increased 14% in three years, topping $775 million. Ranked Safest Large City in Iowa (2015) (ValuePenguin.com - source FBI statistics) Total new investment in Ankeny exceeded half a billion dollars over the past two years. Best Places for Millennial Job Seekers (2015) (NerdWallet.com) Since 2010, Ankeny’s local business investment policy helped more than 14 companies, supported more than 2,000 jobs, and stimulated more than $200 million in private investment. Best Community to Live In (2015) (Cityview Reader Poll) Des Moines (Metro) Highlights Population: 662,646 Median Household Income: $71,144 Cost of Living Index (US =100): 92.0 Median Home Value: $125,600 Households: 259,325 Median Age: 36 Ranked in the Top Ten Places to Live in the U.S. (2017) (SuccessfulMeetings.com) Ranked #1 Best City for the Middle Class (2016) (Business Insider) Ranked #4 Best Mid-Sized City to Make a Living (2016) (MoneyGeek) Ranked #2 Top 10 U.S. Cities to Land Work (2015) (NBC News) Cost of doing business in Des Moines is 17% lower than the national average 81 insurance companies are headquartered in Des Moines (2017) Recent Corporate Investments: Apple (Data Center) - $1.3BN, Kum & Go (Retail Headquarters) - $151MM, Facebook (Data Center) - $3BN, Hy-Vee (Meal Kit Facility) - $64MM, Microsoft (Data Center) - $2.5BN Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18.

DEPOSIT MARKET SHARE – Community State Bank * Millions of dollars, as of 6/30/18, Des Moines/West Des Moines-IA, MSA Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18. Institution Name Offices in MSA Deposits* Market Share 1. Wells Fargo & Co. 18 2,937.4 15.73% 2. BTC Financial Corp. 19 2,638.3 14.13% 3. Principal Bank 1 2,462.9 13.19% 4. West Bancorp. Inc. 8 1,626.3 8.71% 5. U.S. Bancorp 15 1,188.6 6.36% 6. Bank of America Corp. 3 1,019.8 5.46% 7. Great Western Bancorp Inc. 9 941.5 5.04% 8. Community State Bank 10 596.3 3.19% 9. BNP Paribas SA 12 531.3 2.84% 10. Stark Bank Group Ltd. 6 388.8 2.08%

SFC BANK Robert C. Fulp, CEO Monte C. McNew, President Assets: $624 Million (as of 9/30/18) Population: 467,912 Springfield, MO - MSA Market Deposits: $9.9 Billion Ranked 7th with 4.4% market share and over $439 Million in deposits in Springfield MSA Major Employers (Springfield) CoxHealth Systems Mercy Hospital Springfield Springfield Public School Bass Pro Shops Tracker Marine – Headquarters Walmart & Sam’s Club Missouri State University United States Government State of Missouri Jack Henry & Associates O’Reilly Auto Parts – Headquarters EFCO - Headquarters Springfield Highlights Population: 167,653 Median Household Income: $38,489 Cost of Living Index (US =100): 86.2 Median Home Value: $109,500 Households: 74,248 Median Age: 35 25% population growth from 2000-2017 or 1.5% annual population growth Springfield’s gross metro product has grown more than 28% since 2011 Springfield is the economic hub of an area that spans 27 counties and encompasses more than 1 million people Third-largest city in the state of Missouri and county seat of Greene County 3.1% unemployment rate in July 2018 Significant national brands including O’Reilly Auto Parts and Bass Pro Shops headquartered in Springfield Home to Missouri State University, Drury University and Evangel University Springfield metro workforce has grown more than 7.4% in the past 10 years Known as the “Queen City of the Ozarks” and the “Birthplace of Route 66” Top 5 Best Cities to start a business Top 20 Magnets for Young Adults Top 30 Best Cities for job growth Top 40 Business and Careers Top 100 Places to Live What they’re saying about Springfield “For a mid-sized metro area, Springfield, Missouri, has a long-standing economic growth record that’s not only respectable, but also enviable.” Ranked third in the top five American cities for job growth by 24/7 Wall St (2010) As the third-largest city in Missouri, Springfield is a thriving and energetic metropolitan area that’s the perfect incubator for a wealth of industries and jobs. Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18. https://www.springfieldregion.com/data/population/ & https://datausa.io/profile/geo/springfield-mo/ https://www.liveinspringfieldmo.com/work/economic-overview/

DEPOSIT MARKET SHARE – SFC Bank * Millions of dollars, as of 6/30/18, Springfield, MO - MSA Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 6/30/18. Institution Name Offices in MSA Deposits* Market Share 1. Great Southern Bancorp Inc. 20 1,337.0 13.48% 2. Commerce Bancshares Inc. 11 1,229.4 12.39% 3. Central Banco. Inc. 21 1,117.4 11.26% 4. Guaranty Federal Bancshares Inc. 10 612.4 6.17% 5. Bank of America Corp. 4 570.7 5.75% 6. OakStar Bancshares Inc. 5 540.2 5.45% 7. SFC Bank 1 439.3 4.43% 8. U.S. Bancorp 13 419.6 4.23% 9. Simmons First National Corp. 9 371.1 3.74% 10. JamesMark Bancshares Inc. 5 334.6 3.37%

Offered through four of our five community bank subsidiaries with opportunities to expand in Des Moines and Springfield, MO markets Corporate and personal trusts Custody services Investment advisory and wealth management services Trust operations services marketed to correspondent banking clients Long-term Goals Grow wealth management income by more than 10% annually Revenue growth of 21.5% (Bates Companies closed on 10/1/18) WEALTH MANAGEMENT Highlights Assets Under Administration ($ Billions) Source: Company documents. Total Wealth Management Revenue ($ Millions) 21.5% Y-o-Y Revenue Growth: CAGR Since 2013: 15.9% $4.9 $5.7 $6.1 $6.2 $7.2 $8.7 $2.6 $2.8 $3.0 $3.0 $3.9 $4.7 $7.5 $8.5 $9.1 $9.2 $11.1 $13.4 2013 2014 2015 2016 2017 2018 Trust Department Investment Advisory $1.6 $1.7 $1.7 $1.9 $2.6 $2.7 $0.6 $0.7 $0.6 $0.9 $1.0 $1.6 $2.2 $2.3 $2.4 $2.8 $3.6 $4.3 2013 2014 2015 2016 2017 2018 Trust AUA Wealth AUM

CORRESPONDENT BANKING, SWAPS & LOAN SALES Source: Company documents. Loan Sale Income Swaps Correspondent Banking Competitively positioned with experienced staff, software systems and processes 190 relationships in IL, IA and WI with significant opportunities in MO More than $415M in average deposits Bank stock loans Dedicated and experienced servicing and portfolio management staff with expertise in government guaranteed loans (SBA and USDA programs) Limited reliance on residential mortgage sales to drive fee income Provide interest rate swaps on select commercial loans Customer receives fixed rate loan while generating floating rate exposure plus expanding fee income stream Strong growth due to interest rate environment Swap Fee + Loan Sale Income $ millions 172 181 187 190 $ millions Relationships $343 $347 $412 $417 $68 $68 $73 $82 2015 2016 2017 2018 Average Deposits Loans $1.7 $1.7 $3.1 $10.8 $1.3 $3.2 $1.2 $0.4 $3.0 $4.9 $4.3 $11.2 2015 2016 2017 2018 Swap Fees GOS - Govt. Guaranteed

GAAP TO NON-GAAP RECONCILIATIONS

($ in millions)	For the Years Ended December 31,					
NIM (TEY)	**2013**	**2014**	**2015**	**2016**	**2017**	**2018**
Net interest income (GAAP)	$ 64.1	$ 69.1	$ 76.3	$ 94.5	$ 116.1	$ 142.4
Plus: Tax equivalent adjustment	2.6	4.0	4.9	6.0	9.2	6.6
Net interest income - tax equivalent (Non-GAAP)	$ 66.7	$ 73.1	$ 81.2	$ 100.5	$ 125.3	$ 149.0
Less: Acquisition-related amortization / accretion included in net interest margin, net	1.1	0.7	0.4	3.7	5.0	5.5
Net interest income – adjusted (Non-GAAP)	$ 65.6	$ 72.4	$ 80.8	$ 96.8	$ 120.3	$ 143.5
Average earning assets	$ 2,200.3	$ 2,319.4	$ 2,406.2	$ 2,678.4	$ 3,314.8	$ 4,120.1
NIM (GAAP)	2.91%	2.98%	3.17%	3.53%	3.50%	3.46%
NIM (TEY) (Non-GAAP)*	3.03%	3.15%	3.37%	3.75%	3.78%	3.62%
NIM (Adjusted) (TEY) (Non-GAAP)	2.98%	3.12%	3.36%	3.61%	3.63%	3.48%
EFFICIENCY RATIO						
Noninterest expense (GAAP)	$ 65.5	$ 65.6	$ 73.2	$ 81.5	$ 97.4	$ 119.1
Net interest income (GAAP)	$ 64.1	$ 69.1	$ 76.3	$ 94.5	$ 116.1	$ 142.4
Noninterest income (GAAP)	26.8	21.3	24.4	31.0	30.5	41.5
Total income	$ 90.9	$ 90.4	$ 100.7	$ 125.6	$ 146.5	$ 183.9
Efficiency ratio (noninterest expense/total income) (Non-GAAP)*	71.98%	72.55%	72.71%	64.90%	66.48%	64.77%

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*Nonrecurring items (after-tax) are calculated using an estimated effective tax rate of 35% for periods prior to March 31, 2018 and 21% for periods including and after March 31, 2018.

GAAP TO NON-GAAP RECONCILIATIONS (CONT.)

(dollars in thousands)	For the Years Ended December 31,					
ADJUSTED NET INCOME	2013	2014	2015	2016	2017	2018
Net income (GAAP)	$ 14,938	$ 14,953	$ 16,928	$ 27,687	$ 35,707	$ 43,120
Less nonrecurring items (post-tax)[1]:						
Income:						
Securities gains, net	$ 281	$ 60	$ 519	$ 2,985	$ (57)	$ -
Bargain purchase gain on Community National Bank acquisition	1,197	-	-	-	-	-
Gains on sales of certain Community National Bank branches	1,517	-	-	-	-	-
Gain on sale of credit card operations, net	386	-	-	-	-	-
Lawsuit award	289	-	252	-	-	-
Total nonrecurring income (non-GAAP)	$ 3,670	$ 60	$ 771	$ 2,985	$ (57)	$ -
Expense:						
Losses on debt extinguishment, net	$ -	$ -	$ 4,671	$ 2,975	$ -	$ -
Acquisition costs[2]	1,778	-	-	1,086	695	1,645
Post-acquisition compensation, transition and integration costs	-	-	-	677	2,802	1,647
Other non-recurring expenses	-	-	(487)	-	-	-
Accrual adjustments	-	-	513	-	-	-
Total nonrecurring expense (non-GAAP)	$ 1,778	$ -	$ 4,697	$ 4,738	$ 3,497	$ 3,292
Adjustment of tax expense related to the Tax Act	$ -	$ -	$ -	$ -	$ 2,919	$ -
Adjusted net income (non-GAAP)	**$ 13,046**	**$ 14,893**	**$ 20,854**	**$ 29,440**	**$ 36,342**	**$ 46,412**
Less: Preferred stock dividends	$ 3,168	$ 1,082	$ -	$ -	$ -	$ -
Adjusted net income attributable to QCR Holdings, Inc. common stockholders (non-GAAP)	**$ 9,878**	**$ 13,811**	**$ 20,854**	**$ 29,440**	**$ 36,342**	**$ 46,412**
ADJUSTED EARNINGS PER COMMON SHARE						
Adjusted net income attributable to QCR Holdings, Inc. common stockholders (non-GAAP) (from above)	$ 9,878	$ 13,811	$ 20,854	$ 29,440	$ 36,342	$ 46,412
Weighted average common and common equivalent shares outstanding	5,646,926	8,048,661	10,499,841	12,766,003	13,680,472	15,064,730
Adjusted EPS (non-GAAP) (Diluted)	**$ 1.75**	**$ 1.72**	**$ 1.99**	**$ 2.31**	**$ 2.66**	**$ 3.08**
ADJUSTED RETURN ON AVERAGE ASSETS						
Adjusted net income (non-GAAP) (from above)	$ 13,046	$ 14,893	$ 20,854	$ 29,440	$ 36,342	$ 46,412
Average Assets	$ 2,330,604	$ 2,453,678	$ 2,549,921	$ 2,846,699	$ 3,519,848	$ 4,392,121
Adjusted return on average assets (annualized) (non-GAAP)	**0.56%**	**0.61%**	**0.82%**	**1.03%**	**1.03%**	**1.06%**

(1) Nonrecurring items (post-tax) are calculated using an estimated effective tax rate of 35% for periods prior to March 31, 2018 and 21% for periods including and after March 31, 2018.
(2) Acquisition costs were analyzed individually for deductibility. Presented amounts are tax-effected accordingly.

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GAAP TO NON-GAAP RECONCILIATIONS (CONT.) As of and for the Year ended December 31, As of and for the Nine Months ended September 30, ($ in millions, except per share data) 2012 2013 2014 2015 2016 2017 2017 2018 Tangible Common Equity Total equity $ 140.4 $ 147.6 $ 144.1 $ 225.9 $ 286.0 $ 353.3 $ 313.0 $ 457.4 Less: Preferred Equity 53.2 29.8 - - - - - - Less: Goodwill and intangible assets 3.3 5.1 4.9 4.7 22.5 37.4 19.8 89.8 Tangible common equity $ 84.0 $ 112.6 $ 139.2 $ 221.2 $ 263.5 $ 315.9 $ 293.2 $ 367.6 Tangible book value per share $ 17.08 $ 14.29 $ 17.50 $ 18.81 $ 20.11 $ 22.70 $ 22.21 $ 23.46 Tangible Assets Total assets $ 2,093.7 $ 2,395.0 $ 2,525.0 $ 2,593.2 $ 3,301.9 $ 3,982.7 $ 3,550.5 $ 4,792.8 Less: Goodwill and intangible assets 3.3 5.1 4.9 4.7 22.5 37.4 19.8 89.8 Tangible assets $ 2,090.5 $ 2,389.8 $ 2,520.1 $ 2,588.5 $ 3,279.4 $ 3,945.3 $ 3,530.7 $ 4,703.0 Tangible common equity to tangible assets 4.02% 4.71% 5.52% 8.55% 8.04% 8.01% 8.31% 7.82% As of and for the Year ended, December 31, ($ in millions, except per share data) 2013 2014 2015 2016 2017 2018 Tangible Common Equity Total equity $147.6 $144.1 $225.9 $286.0 $353.3 $473.1 Less: Preferred equity 29.8 - - - - - Less: Goodwill and intangible assets 5.1 4.9 4.7 22.5 37.4 95.3 Tangible common equity $112.7 $139.2 $221.2 $263.5 $315.9 $377.9 Tangible book value per share $14.29 $17.50 $18.81 $20.11 $22.70 $24.04 Tangible Assets Total assets $2,395.0 $2,525.0 $2,593.2 $3,301.9 $3,982.7 $4,949.7 Less: Goodwill and intangible assets 5.1 4.9 4.7 22.5 37.4 95.3 Tangible assets $2,389.8 $2,520.1 $2,588.5 $3,279.4 $3,945.3 $4,854.4 Tangible common equity to tangible assets 4.71% 5.52% 8.55% 8.04% 8.01% 7.78%

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